                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ISS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                ISS GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 1999

TO THE STOCKHOLDERS OF ISS GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ISS Group, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 25, 1999, at 9:00 a.m., Eastern Daylight Saving Time at the conference center (atrium level) at South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

          1. To elect two directors to serve a three-year term ending in the year 2002 or until a successor is duly elected and qualified;

          2. To approve a series of amendments to the Company's Restated 1995 Stock Incentive Plan (the "1995 Plan"), reducing the number of shares granted to non-employee directors under the 1995 Plan's Automatic Option Grant Program and changing their vesting;

          3. To approve an Employee Stock Purchase Plan (the "Purchase Plan") and authorize the number of shares of Common Stock to be reserved thereunder for issuance over the term of the Purchase Plan;

          4. To approve an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 120,000,000 and delete the designations for the Company's Series A Preferred Stock and Series B Preferred Stock, none of which are outstanding; and

          5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on March 31, 1999, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                          Thomas E. Noonan
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors
Atlanta, Georgia
April 1, 1999

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                ISS GROUP, INC.

                          6600 PEACHTREE-DUNWOODY ROAD
                           300 EMBASSY ROW, SUITE 500
                             ATLANTA, GEORGIA 30328

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 4, 1999

GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of ISS Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 25, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m. at the conference center (atrium level) at South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346. These proxy solicitation materials were mailed on or about April 20, 1999 to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 31, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 18,891,437 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.001 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on March 31, 1999. Stockholders may not cumulate votes in the election of directors.

     On March 31, 1999, the Board of Directors declared a two-for-one split of the Common Stock, to be effected as a dividend of one additional share of Common Stock for each share of Common Stock outstanding on the specified record date of May 5, 1999; the dividend shares are scheduled to be distributed on or about May 19, 1999. None of the share-related data in this Proxy Statement has been adjusted to take into account this future stock split.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the director proposed by the Company's Board of Directors unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Company's Chief Financial Officer at the Company's principal executive offices at 6600 Peachtree-Dunwoody Road, 300 Embassy Row, Suite 500, Atlanta, Georgia 30328, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received no later than December 8, 1999, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than December 8, 1999.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     The Company's Certificate of Incorporation provides for a classified Board of Directors (the "Board") consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of six directors. The class whose term of office expires at the Annual Meeting currently consists of two directors. The directors elected to this class will serve for a term of three years, expiring at the 2002 annual meeting of stockholders or until a successor has been duly elected and qualified. The nominees listed below are currently directors of the Company. If this proposal is approved, the composition of the Board will remain six directors, with three classes of two directors each.

     The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

NOMINEES FOR TERM ENDING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

     Richard S. Bodman, 60, has served as a director of the Company since July 1997. Since May 1996, Mr. Bodman has served as the Managing General Partner of AT&T Ventures, LLC, which manages numerous venture capital investments. Before joining AT&T Ventures, LLC, Mr. Bodman served AT&T Corporation in various senior management positions. Mr. Bodman serves on the board of directors of several public companies, including TYCO International, Inc., LIN Television, Inc., NHP, Inc., Reed Elsevier plc. and Young & Rubicam, as well as several private companies. Mr. Bodman holds a B.S. in engineering from Princeton University and an M.S. in industrial management from the Massachusetts Institute of Technology.

     Kevin J. O'Connor, 37, has served as a director of the Company since October 1995. Mr. O'Connor has been the Chief Executive Officer and Chairman of DoubleClick Inc., a provider of Internet advertising services, since January 1996. From September 1994 to December 1995, Mr. O'Connor served as Director of Research for Digital Communications Associates, a data communication company (now Attachmate

Corporation), and from April 1992 to September 1994, as its Chief Technical Officer and Vice President, Research. From its inception in May 1983 until its sale in April 1992, Mr. O'Connor served as Vice President, Research of Intercomputer Communications Corp., a software development company. Mr. O'Connor received his B.S. in electrical engineering from the University of Michigan.

CONTINUING DIRECTORS FOR TERM ENDING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     Thomas E. Noonan, 38, has served as President and a director since August 1995 and as Chief Executive Officer and Chairman of the Board of Directors since November 1996. Prior to joining the Company, Mr. Noonan served as Vice President, Sales and Business Development with TSI International, an electronic commerce company then owned by Warburg Pincus and Dun & Bradstreet, from October 1994 until August 1995. From November 1989 until October 1994, Mr. Noonan held high-level sales and marketing positions at Dun & Bradstreet Software, a developer of enterprise business software. Prior to 1989, Mr. Noonan co-founded Actuation Electronics, a motion control company for precision applications, and founded Leapfrog Technologies, an object-oriented software development tools company for networked applications. Mr. Noonan holds a B.S. in mechanical engineering from the Georgia Institute of Technology and a C.S.S. in business administration and management from Harvard University.

     David N. Stohm, 50, has served as a director of the Company since January 1996. Since 1980, Mr. Strohm has been an employee of Greylock Management Corporation, a venture capital group, and has been a general partner of several venture capital funds affiliated with Greylock. Mr. Strohm currently serves as a director of DoubleClick, Banyan Systems, Inc., an enterprise networking software company, and Legato Systems, Inc., a data storage management software company. Mr. Strohm received his B.A. from Dartmouth College and his M.B.A. from Harvard Business School.

CONTINUING DIRECTORS FOR TERM ENDING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Robert E. Davoli, 50, has served as a director of the Company since February 1996. Mr. Davoli has been a general partner of or an advisor to Sigma Partners, a venture capital firm, since January 1995. Mr. Davoli was President and Chief Executive Officer of Epoch Systems, Inc., a client/server storage management provider, from February 1993 to September 1994. From May 1986 through June 1992, Mr. Davoli was the President and Chief Executive Officer of SQL Solutions, a relational database management systems consulting and tools company that he founded and sold to Sybase, Inc. in January 1990. Mr. Davoli serves as a director of Vignette Corporation, an Internet relationship management software company, and several privately held companies. Mr. Davoli received a B.A. in history from Rider College.

     Christopher W. Klaus, 25, founded the Company in April 1994 and served as President until August 1995 and as Chief Executive Officer until November 1996. Mr. Klaus continues to serve as Chief Technology Officer and as a director. Prior to founding the Company, Mr. Klaus developed a shareware version of Internet Scanner while attending the Georgia Institute of Technology.

BOARD COMMITTEES AND MEETINGS

     The Board held five meetings and acted by unanimous written consent once during the fiscal year ended December 31, 1998 (the "1998 Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. Each director, except for Mr. O'Connor, attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which such director served during the 1998 Fiscal Year. The Audit Committee of the Board currently consists of three directors, Messrs. Bodman, Davoli and Noonan, and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held no meeting during the 1998 Fiscal Year, but held its first meeting on January 18, 1999.

     The Compensation Committee of the Board currently consists of three directors, Messrs. Davoli, O'Connor and Stohm, and is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has the exclusive authority to administer the Company's Restated 1995 Stock Incentive Plan (the "1995 Plan") and to make option grants thereunder. The Compensation Committee held four meetings and acted by unanimous written consent once during the 1998 Fiscal Year.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company do not receive annual retainers or meeting fees but are reimbursed for their reasonable expenses in connection with attending Board meetings.

     Under the Automatic Option Grant Program in effect under the 1995 Plan, each individual who first joins the board as a non-employee director will receive an option to purchase 20,000 shares of Common Stock on the date he or she is first elected or appointed to the Board, provided he or she has not otherwise been in the Company's prior employ. In addition, at each annual stockholders meeting each individual who is to continue to serve as a non-employee Board member after the meeting will receive an additional option to purchase 2,500 shares of Common Stock.

     Each automatic grant will have a term of 10 years, subject to earlier termination following the optionee's cessation of board service. Each automatic option will be immediately exercisable, however, any shares purchased upon exercise of the option will be subject to repurchase by the Company should the optionee's service as a non-employee board member cease prior to vesting in the shares. An initial 20,000-share grant will vest in four equal successive annual installments over am optionee's period of board service. However, the shares subject to each initial automatic grant will immediately vest upon certain changes in the ownership or control of the Company or upon the death of the optionee while serving as a board member. Each additional 2,500-share grant will vest immediately.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

         PROPOSAL TWO: APPROVAL OF AMENDMENT TO THE RESTATED 1995 STOCK
                                 INCENTIVE PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's Restated 1995 Stock Incentive Plan that will effect a change to the Automatic Option Grant Program for non-employee directors. This proposed amendment is designed to bring the option grants to non-employee directors in line with industry averages and to minimize the effect of proposed accounting rules on the Company's reported earnings arising from the grant of options to non-employee directors.

     The 1995 Plan was originally adopted by the Board of Directors of the Company's predecessor corporation in September 1995 and was approved by the stockholders in January 1996. The 1995 Plan was subsequently amended and restated by the predecessor corporation in February 1997. Upon its assumption of the 1995 Plan in December 1997, the Company amended the 1995 Plan to add the Automatic Option Grant Program, render non-employee Board members eligible to receive discretionary option grants under the 1995 Plan, and increase the share reserve to 3,000,000 shares and provide for an automatic annual increase in the share reserve.

     On January 18, 1999, the Board approved an amendment to the Automatic Option Grant Program reducing the number of shares granted to non-employee directors under the 1995 Plan's Automatic Option Grant Program and changing their vesting, as more fully described on pages 7-8 below, subject to stockholder approval at the 1999 Annual Meeting.

     The following is a summary of the principal features of the 1995 Plan, as most recently amended. This summary does not, however, purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal executive offices in Atlanta, Georgia.

EQUITY INCENTIVE PROGRAMS

     The 1995 Plan consists of three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Compensation Committee of the Board administers the provisions of the 1995 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of the Company subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). With respect to all other participants, the 1995 Plan may be administered by either the Compensation Committee or a special stock option committee (the "Secondary Committee") comprised of one or more Board members appointed by the Board or by the entire Board itself. Each entity, whether the Compensation Committee, the Secondary Committee or the Board, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 1995 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any Plan Administrator with respect to the grants made under such program.

SHARE RESERVE

     The Company has reserved 3,518,762 shares of Common Stock for issuance over the ten year term of the 1995 Plan, including the 518,762-share increase effected on January 2, 1999 pursuant to the automatic annual share increase feature of the 1995 Plan. The number of shares available for issuance under the 1995 Plan will automatically increase on the first trading day of each calendar year by an amount equal to 3% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.

     Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company's repurchase rights under the 1995 Plan will be added back to the number of shares of Common Stock reserved for issuance under the 1995 Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the 1995 Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1995 Plan will not be available for subsequent issuance.

     In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares in the aggregate under the 1995 Plan. Stockholder approval of this Proposal will also constitute re-approval of such share limitation.

CHANGES IN CAPITALIZATION

     If any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend (including the stock dividend declared by the Board on March 31, 1999), stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1995 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect

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

under each outstanding option under the 1995 Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1995 Plan.

ELIGIBILITY

     Employees, non-employee Board members, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

     As of February 28, 1999, seven executive officers, four non-employee Board members and approximately 348 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 31, 1999, the closing selling price of the Company's Common Stock was 79.50 per share.

                       DISCRETIONARY OPTION GRANT PROGRAM

GRANTS

     The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1995 Plan will be paid by the Company.

PRICE AND EXERCISABILITY

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share determined by the Plan Administrator. No granted option will have a term in excess of ten years.

TERMINATION OF SERVICE

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of those options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

STOCK APPRECIATION RIGHTS

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     Limited stock appreciation rights may be provided to one or more Section 16 insiders as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the 1995 Plan and to grant, in substitution therefor, new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

                             STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share determined by the Plan Administrator, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1995 Plan.

                         AUTOMATIC OPTION GRANT PROGRAM

TERMS

     Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program. Stockholder approval of this Proposal will also constitute approval of each option granted on or after the date of the 1999 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     Prior to this amendment of the 1995 Plan, each individual who was first elected or appointed as a non-employee Board member on or after the Company's initial public offering was entitled to receive at the time of the initial election or appointment a non-statutory option to purchase 50,000 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting beginning with the 1999 Annual Meeting, each individual who was to continue to serve as a non-employee Board member was entitled to receive a non-statutory option on the date of the meeting to purchase 5,000 shares of Common Stock. Each initial and annual option would be immediately exercisable for all the option shares. However, any such shares purchased under the 1995 Plan would be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. Each initial grant would vest in four equal annual installments upon the optionee's completion of each successive year of Board service over the four year period measured from the grant date. The annual option grant was to vest in two equal annual installments upon the optionee's completion of each year of Board service over the two year period measured from the grant date.

     Under the Automatic Option Grant Program as amended by the Board (and subject to approval under this Proposal), the number of shares of Common Stock subject to the initial and annual grants in the future has been reduced as follows:

          1. Each individual who first becomes a non-employee Board member after January 18, 1999, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the Company's employ.

          2. On the date of each Annual Meeting, beginning with the 1999 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 2,500-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more of those annual grants.

          3. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date. The option will have a maximum term of ten years, subject to earlier termination at the end of the 12-month period measured from the date of the optionee's cessation of Board service. Each initial option will be immediately exercisable for all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares of Common Stock subject to the initial option grant will vest in a series of four successive equal annual installments upon the optionee's completion of each successive year of Board service over the four-year period measured from the grant date. Each annual 2,500 share grant will be fully vested at the time of grant.

          4. Each automatic option will remain exercisable for a twelve-month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

          5. The shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership.

          6. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such a surrender right under the Automatic Option Grant Program and the subsequent exercise of that right in accordance with the foregoing terms.

     The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                               GENERAL PROVISIONS

ACCELERATION

     If the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program that is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. If an option is assumed in connection with such acquisition and within 12 months following the acquisition the optionee is offered a lesser position or the optionee's service is terminated, then the exercisability of the option will accelerate in part so that the option will become exercisable with respect to the next annual installment of option shares for which the option is otherwise to become exercisable. However, the Plan Administrator has the authority to grant options that will immediately vest upon an acquisition of the Company, regardless of whether those options are assumed by the successor corporation. The Plan Administrator also has the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by reason of one or more proxy contests for the election of Board members), with such vesting to occur either at the time of such change in control or upon the offer of a lesser position or subsequent termination of the individual's service.

     The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant or Stock Issuance Program. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

OPTION GRANTS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various other indicated persons and groups, the following information with respect to stock option grants effected during the period from January 1, 1998 through March 31, 1999: (i) the number of shares of Common Stock subject to options granted under the 1995 Plan during that period; and (ii) the weighted average exercise price payable per share under such options.

                              OPTION TRANSACTIONS

                                                               OPTIONS
                                                               GRANTED      WEIGHTED AVERAGE
                                                              (NUMBER OF     EXERCISE PRICE
                            NAME                               SHARES)     OF GRANTED OPTIONS
                            ----                              ----------   ------------------
Thomas E. Noonan, President, Chief Executive Officer and
  Chairman..................................................   120,000           $20.33
Lin Ja Hong, Vice President (Asia/Pacific)..................    15,000            20.00
All current executive officers as a group (seven persons)...   135,000            20.30
All employees, including current officers who are not
  executive officers, as a group (three persons)............   786,000            23.81

---------------

(1) Mr. Noonan will vest in all of these options on March 12, 2003 if Mr. Noonan remains in service with the Company through such date. In addition, vesting accelerates for these options to the extent certain prescribed revenue levels are achieved by the Company. Based upon the Company's 1998 revenues, 30,000 shares of these options vested on December 31, 1998.
(2) The shares underlying these options vest at a rate of 25% per year over a four year period.

     As of February 28, 1999, options covering 2,003,478 shares of Common Stock were outstanding under the 1995 Plan, 1,018,869 shares remained available for future option grant or direct issuance and 496,415 shares have been issued pursuant to the exercise of outstanding options under the 1995 Plan.

NEW PLAN BENEFITS

     On the date of the 1999 Annual Meeting, each individual who will continue to serve as a non-employee Board member will receive a fully-vested option grant to purchase 2,500 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on September 6, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: qualifying dispositions and disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by the Company without limitation under
Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or direct stock issuances with an exercise or issue price per share equal to 100% of fair market value of the shares at the time of grant or issuance will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment of the accounting principles) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

     Should one or more optionees be granted stock appreciation rights under the 1995 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the 1995 Plan. Should such stockholder approval not be obtained, then the Automatic Option Grant Program will not be amended. The 1995 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1995 Plan, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 1995 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE AUTOMATIC OPTION GRANT PROGRAM.

         PROPOSAL THREE: APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company's stockholders are also being asked to approve the 1999 Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which 400,000 shares of Common Stock will be reserved for issuance.

     The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a propriety interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The Purchase Plan was adopted by the Board of Directors on March 31, 1999 and will become effective on July 1, 1999 (the "Effective Date"), provided the Purchase Plan is approved by the stockholders at the Annual Meeting.

     The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal executive offices in Atlanta, Georgia

SHARE RESERVE

     An aggregate of 400,000 shares of Common Stock have been reserved for issuance over the ten-year term of the Purchase Plan and the Company's 1999 International Employee Stock Purchase Plan (the "International Plan") which the Company has established for employees of its foreign subsidiaries. The terms of the International Plan are substantially the same as the Purchase Plan except to the extent necessary to comply with foreign laws and regulations. The aggregate share reserve will increase on the first trading day of each calendar year beginning in the year 2000 by 50,000 shares.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable in the aggregate under the Purchase Plan and the International Plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date, and
(iii) the class and maximum number and class of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

     The Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

PURCHASE PERIODS

     Under the Purchase Plan, shares will be issued through a series of successive purchase periods, each of a duration of six months. Purchase periods will run from the first business day in February to the last business day in July each year and from the first business day in August each year to the last business day in January of the following year. However, the first purchase period will run from July 1, 1999 to January 31, 2000.

     Each participant will be granted a separate right to purchase shares of Common Stock for each purchase period in which he or she participates. The purchase right will be granted on the start date of the purchase period and will be automatically exercised on the last business day of that purchase period. Each purchase right entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the purchase period by the purchase price in effect for such period.

ELIGIBILITY

     Any individual who customarily works for more than 20 hours per week for more than five months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in the Purchase Plan. An individual may join the Purchase Plan on the start date of any purchase period on which he or she is an eligible employee.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

     As of February 28, 1999, approximately 353 employees, including five executive officers, were eligible to participate in the Purchase Plan and the International Plan.

PAYROLL DEDUCTIONS

     Each participant may authorize period payroll deductions in any multiple of 1% of his or her base salary, up to a maximum of 10%.

PURCHASE PRICE

     The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date will be equal to 85% of the lower of
(i) the fair market value per share of Common Stock on the start date of the purchase period during which the purchase date occurs or (ii) the fair market value per share of Common Stock on that purchase date, the last day of the purchase period.

PURCHASE PROVISIONS

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period. However, no participant may, on any one purchase date, purchase more than the lesser of (i) 1,500 shares of Common Stock (subject to periodic adjustments in the event of certain changes in the Company's capitalization) or (ii) the number obtained by dividing $5,000 by the purchase price in effect for that purchase date.

VALUATION

     The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On March 31, 1999, the fair market value per share of Common Stock was $79.50 per share.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $10,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

          (iii) No participant may purchase more than 1,500 shares of Common Stock on any one purchase date.

          (iv) No participant may purchase on any purchase date more than that number of shares determined by dividing $5,000 by the purchase price in effect for that purchase date.

TERMINATION OF PURCHASE RIGHTS

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon a participant's affirmative withdrawal from the purchase period and all payroll deductions collected for the purchase period in which the purchase right terminates will be refunded.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

ACQUISITION

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period during which the acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earliest to occur of (i) July 31, 2009, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of purchasable shares by any participant on any one purchase date except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

PLAN BENEFITS

     No purchase rights have been granted and no shares have been purchased under the Purchase Plan.

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then the Purchase Plan will not be implemented, and no purchase rights will be granted and no stock issuances will be made under the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A PROGRAM OF STOCK OWNERSHIP FOR THE COMPANY'S EMPLOYEES IN ORDER TO PROVIDE THEM WITH A MEANINGFUL OPPORTUNITY TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                    PROPOSAL FOUR: APPROVAL OF AMENDMENT OF
                        THE CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 50,000,000 to 120,000,000 shares. The Board also unanimously approved the amendment of the Certificate to delete the designations of the Series A Preferred Stock and Series B Preferred Stock. These designations are no longer necessary, as all shares of the Series A Preferred Stock and Series B Preferred Stock were converted into Common Stock on March 27, 1998 in connection with the Company's initial public offering. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. The undesignated Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors.

     On March 31, 1999, 18,891,432 shares of Common Stock and no shares of Preferred Stock were outstanding. The proposed amendment of the Certificate was approved by unanimous vote of the directors of the Company on March 31, 1999. On March 31, 1999, the Board of Directors declared a two-for-one split of the Common Stock, to be effected as a dividend of one additional share of Common Stock for each share of Common Stock outstanding on the specified record date of May 5, 1999; the dividend shares are scheduled to be distributed on or about May 19, 1999. None of the share-related data in this Proxy Statement has been adjusted to take into account this future stock split. After giving effect to the shares of Common Stock issued in connection with this stock split, the Company will have over 40,000,000 shares outstanding or reserved under the 1995 Plan.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 70,000,000 shares of Common Stock would give the Board the authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock dividends or distributions, in each case without further action by the stockholders, unless such stockholder action is specifically required by applicable law or the rules of the Nasdaq National Market or any stock exchange on which the Company's securities may then be listed. The Company has no agreements with respect to any acquisition transactions or equity financings, but will evaluate acquisition opportunities and its financing needs from time to time and may engage in negotiations with respect to the in the future.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

     On March 31, 1999, the Board of Directors declared a two-for-one split of the Common Stock, to be effected as a dividend of one additional share of Common Stock for each share of Common Stock outstanding on the specified record date of May 5, 1999; the dividend shares will be distributed on May 19, 1999. None of the share-related data in this Proxy Statement is adjusted to take into account the proposed stock split.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     If the Company obtains the affirmative vote of a majority of the Company's outstanding shares for approval of the amendment of the Certificate to increase the number of shares of authorized Common Stock and delete the existing designations of the Series A Preferred Stock and Series B Preferred Stock,
Article V of the Company's Certificate will be amended and restated to read in its entirety as follows:

                                   ARTICLE V.
          A. Authorized Shares. The aggregate number of shares that the Corporation shall have authority to issue is 140,000,000, (i) 120,000,000 shares of which shall be Common Stock, with a par value of $0.001 per share, and (ii) 20,000,000 shares of which shall be Preferred Stock, with a par value of $0.001 per share.

          B. Common Stock. Each share of Common Stock shall have one vote on each matter submitted to a vote of the stockholders of the Corporation. Subject to the provisions of applicable law and the rights of the holders of the outstanding shares of Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets of the Corporation legally available therefor, dividends or other distributions, whether payable in cash, property or securities of the Corporation. The holders of shares of Common Stock shall be entitled to receive, in proportion to the number of shares of Common Stock held, the net assets of the Corporation upon dissolution after any preferential amounts required to be paid or distributed to holders of outstanding shares of Preferred Stock, if any, are so paid or distributed.

          C. Preferred Stock. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors.

          The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing certificates of amendment or designation which are effective without stockholder action, to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

           a. the dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

           b. whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

           c. the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

           d. whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class of classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

           e. whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

           f. the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

           g. any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

     Shares of Common Stock that have been acquired by the Corporation shall become treasury shares and may be resold or otherwise disposed of by the Corporation for such consideration, not less than the par value thereof, as shall be determined by the Board of Directors, unless or until the Board of Directors shall by resolution provide that any or all treasury shares so acquired shall constitute authorized, but unissued shares.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment of the Certificate. The Board of Directors has adopted a Certificate of Amendment to the Certificate containing the amendment contemplated by this proposal. If this proposal is approved at the Annual Meeting, the proposed amendment would become effective upon filing such Certificate of Amendment with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE AMENDMENT OF THE CERTIFICATE AUTHORIZING 70,000,000 ADDITIONAL SHARES OF COMMON STOCK AND DELETING THE EXISTING DESIGNATIONS OF THE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of March 31, 1999 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address for the following stockholders is c/o ISS Group, Inc., 6600 Peachtree-Dunwoody Road, 300 Embassy Row, Suite 500, Atlanta, Georgia 30328.

                                                                 SHARES BENEFICIALLY
                                                                        OWNED
                                                              -------------------------
BENEFICIAL OWNER                                               NUMBER     PERCENTAGE(1)
----------------                                              ---------   -------------
Christopher W. Klaus........................................  3,115,276       16.8%
Ark Asset Management Co., Inc.(2)...........................  2,740,000       14.8
Thomas E. Noonan(3).........................................  1,481,070        8.0
Greylock Equity Limited Partnership(4)......................    885,991        4.8
Alex Bogaerts(5)............................................     39,600      *
Lin Ja Hong(6)..............................................     28,750      *
Richard Macchia(7)..........................................    113,100      *
M. Thomas McNeight(8).......................................    118,000      *
Richard S. Bodman(9)........................................    281,638        1.5
Robert E. Davoli(10)........................................    841,762        4.5
Kevin J. O'Connor(11).......................................    403,980        2.2
David N. Strohm(4)..........................................    885,991        4.8
All directors and officers as a group (11 persons)(12)......  7,409,167       38.9

---------------

 *   Indicates less than 1%.
 (1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following March 31, 1999, are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
 (2) Based solely on information provided by Ark Asset Management Co., Inc. on its Schedule 13G filed December 9, 1998 with the Securities and Exchange Commission. The address for Ark Asset Management Co., Inc., is 125 Broad Street, New York, New York 10004.
 (3) Includes 168,822 shares held in family trusts and options immediately exercisable for 35,000 shares of Common Stock.
 (4) Includes 83,760 shares of Common Stock held by Mr. Strohm and 802,231 shares held by Greylock Equity Limited Partnership. The general partner of Greylock Equity Limited Partnership is Greylock Equity GP Limited Partnership. Mr. Strohm, a director of the Company, is a general partner of Greylock Equity GP Limited Partnership. Mr. Strohm disclaims beneficial ownership of the shares held by Greylock Equity Limited Partnership except to the extent of his pecuniary interest therein arising from his general partnership interest in Greylock Equity GP Limited Partnership. The address of Greylock Equity Limited Partnership and Mr. Strohm is c/o Greylock Equity Limited Partnership, 755 Page Mill Road, Building A, Palo Alto, California 94304.
 (5) Includes options immediately exercisable for 28,750 shares of Common Stock.
 (6) Includes options immediately exercisable for 28,750 shares of Common Stock.
 (7) Includes option immediately exercisable for 107,500 shares of Common Stock.

 (8) Includes options immediately exercisable for 118,000 shares of Common
     Stock.
 (9) Includes 66 shares of Common Stock and options immediately exercisable for 20,000 shares of Common Stock held by Mr. Bodman and 261,572 shares held by AT&T Venture Fund II, L.P. The general partner of AT&T Venture Fund II, L.P. is Venture Management LLC. Mr. Bodman is a managing member of Venture Management LLC. Mr. Bodman disclaims beneficial ownership of the shares held by AT&T Venture Fund II, L.P. except to the extent of his pecuniary interest therein arising from his management interest in Venture Management LLC. Mr. Bodman's address is c/o AT&T Ventures, L.L.C., Two Wisconsin Circle, Chevy Chase, Maryland 20815.
(10) Includes 49,340 shares of Common Stock and options immediately exercisable for 20,000 shares of Common Stock held by Mr. Davoli, 125,472 shares held by Sigma Associates III, L.P., 10,175 shares held by Sigma Investors III, L.P. and 636,775 shares held by Sigma Partners III, L.P. Mr. Davoli, a director of the Company, is also a general partner of Sigma Management III, L.P., which is the general partner of Sigma Associates III, L.P., Sigma Investors III, L.P. and Sigma Partners III, L.P. Mr. Davoli disclaims beneficial ownership of the shares held by Sigma Associates III, L.P., Sigma Investors III, L.P. and Sigma Partners III, L.P. except to the extent of his pecuniary interest therein arising from his general partnership interest in Sigma Management III, L.P. The address of Mr. Davoli and the Sigma Entities is 20 Custom House Street, Suite 830, Boston, Massachusetts 02110.
(11) Includes options immediately exercisable for 20,000 shares of Common Stock. Mr. O'Connor's address is c/o DoubleClick Inc., 41 Madison Avenue, New York, New York 10010.
(12) Includes options immediately exercisable for 537,500 shares of Common
     Stock.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Officers") whose salary and bonus for the 1998 Fiscal Year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997 and 1998. No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1997 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                              ANNUAL COMPENSATION    -------------
                                                              --------------------      OPTIONS
           NAME AND PRINCIPAL POSITION(S)              YEAR    SALARY      BONUS     (# OF SHARES)
           ------------------------------              ----   --------   ---------   -------------
Thomas E. Noonan.....................................  1998   $185,486   $  95,000      120,000
  President, Chief Executive Officer                   1997    130,000      60,000           --
  and Chairman of the Board
Alex Bogaerts........................................  1998    100,000     104,401           --
  Vice President (Europe)                              1997     89,000(1)    76,000(1)     25,000
Lin Ja Hong..........................................  1998    110,000      62,642       15,000
  Vice President (Asia/Pacific)                        1997    110,000      43,890       27,500
Richard Macchia......................................  1998    135,000      35,320           --
  Vice President and Chief Financial Officer           1997      1,688(2)        --          --
M. Thomas McNeight...................................  1998    125,000     240,874           --
  Vice President (Americas Sales)                      1997    125,000      91,300           --

---------------

(1) Mr. Bogaerts' compensation, other than options, was paid to a consulting company owned by Mr. Bogaerts.
(2) Mr. Macchia joined the Company in December 1997.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table contains information concerning the stock options grated to the Named Officers during the 1998 Fiscal Year. All the grants were made under the 1995 Plan. No stock appreciation rights were granted to the Named Officers during such fiscal year.

                             OPTION GRANTS IN 1998

                                                                                         POTENTIAL REALIZABLE VALUE AT
                       NUMBER OF     % OF TOTAL                                             ASSUMED ANNUAL RATES OF
                       SECURITIES     OPTIONS                                             STOCK PRICE APPRECIATION FOR
                       UNDERLYING    GRANTED TO    EXERCISE     MARKET                          OPTION TERM (1)
                        OPTIONS     EMPLOYEES IN   PRICE PER   PRICE PER   EXPIRATION    ------------------------------
        NAME            GRANTED         1998         SHARE       SHARE        DATE            5%               10%
        ----           ----------   ------------   ---------   ---------   ----------    -------------    -------------
Thomas E. Noonan.....    20,000(2)       2.1%       $22.00      $20.00     3/13/2003      $  121,564       $  168,624
                        100,000(3)      10.4         20.00       20.00     3/13/2008       1,257,789        3,187,485
Alex Bogaerts........        --           --            --          --            --              --               --
Lin Ja Hong..........    15,000(4)       1.6         20.00       20.00     3/13/2008         188,668          478,123
Richard Macchia......        --           --            --          --            --              --               --
M. Thomas McNeight...        --           --            --          --            --              --               --

---------------

(1) Future value assumes appreciation in the market value of the Common Stock of 5% and 10% per year over the ten-year option period as mandated by the rules and regulations of the Securities and Exchange Commission and does not represent the Company's estimate or projection of the future value of the Common Stock. The actual value realized may be greater than or less than the potential realizable values set forth in the table.
(2) The option is immediately exercisable with respect to 5,000 shares and becomes exercisable for an additional 5,000 shares on January 1 of each of 1999, 2000 and 2001. The option shares are initially unvested and subject to repurchase by the Company. The Company's repurchase right shall lapse with respect to, and Mr. Noonan shall vest in all of the option shares on March 12, 2003, provided that Mr. Noonan remains in the Company's service through such date. In addition, the Company's repurchase right lapses on an accelerated basis based upon achievement of prescribed revenue levels. Based upon 1998 revenues, 5,000 additional shares vested on December 31, 1998.
(3) The option is exercisable in its entirety on March 12, 2004, subject to acceleration based upon achievement of prescribed revenue levels. Based upon the Company's 1998 revenues, 25,000 shares became exercisable on December 31, 1998.
(4) The shares underlying these options vest 25% per year over a four-year period and are subject to repurchase by the Company at the exercise price should Mr. Lin cease his employment with the Company prior to full vesting. If the Company is acquired by merger, consolidation or asset sale, the option shares will accelerate in full unless the successor assumes these options. In the event that the successor assumes these options, if within 12 months following the acquisition, Mr. Lin's position is reduced to a lesser position or Mr. Lin's employment is involuntarily terminated, the option shares will accelerate in part so that the next annual installment of option shares scheduled to vest will immediately vest in full and, to the extent Mr. Lin continues in the Company's service, each installment of option shares scheduled to vest thereafter will vest on each subsequent anniversary of the acceleration date. Each option expires on the earlier of ten years from the date of grant or termination of Mr. Lin's employment with the Company. All options were granted at fair market value as determined by the Board on the date of grant.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information, with respect to the Named Officers, concerning the exercise of options during the 1998 Fiscal Year and unexercised options held by them at of the end of that fiscal year. None of the Named Officers exercised any stock appreciation rights during the 1998 Fiscal Year and no stock appreciation rights were held by the Named Officers at the end of such year.

        AGGREGATE 1998 OPTION EXERCISES AND 1998 YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                         SHARES                   OPTIONS AT DECEMBER 31, 1998      AT DECEMBER 31, 1998 (1)
                       ACQUIRED ON     VALUE      -----------------------------    ---------------------------
        NAME            EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----           -----------   ---------    -----------     -------------    -----------   -------------
Thomas E. Noonan.....         --            --       35,000(2)       85,000(2)     $1,205,000     $2,955,000
Alex Bogaerts........     16,250       519,969       28,750(3)           --         1,568,500             --
Lin Ja Hong..........         --            --       27,500(3)       15,000         1,448,000        525,000
Richard Macchia......         --            --      125,000(3)           --         6,000,000             --
M. Thomas McNeight...    100,000     2,742,356      135,000(3)           --         7,404,750             --

---------------

(1) Value determined by subtracting the exercise price from the closing price per share of the Common Stock on the Nasdaq National Market on December 31, 1998 ($55.00 per share).
(2) Mr. Noonan's options vest as described in footnotes (2) and (3) to the table captioned "Option Grants in 1998".
(2) The shares purchasable upon exercise of the options are subject to repurchase by the Company at the exercise price upon the optionee's termination of employment prior to vesting in the shares. The Company's repurchase right lapses with respect to, and the optionee vests in, 25% of the option shares upon the optionee's completion of each year of service. As of December 31, 1998, the number of exercisable vested option shares for each named officer was as follows: Mr. Bogaerts -- no shares; Mr.
    Lin -- 6,875 shares; Mr. Macchia -- 31,251 shares; Mr. McNeight -- 17,500 shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

     The Company does not have any existing employment agreements with any executive officer named in the Summary Compensation Table.

     The Compensation Committee of the Board of Directors, as Plan Administrator of the 1995 Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event. The Company does have agreements with certain management members regarding acceleration of option vesting in the event of the consummation of a transaction that results in a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board established a Compensation Committee in February 1996. During 1997, Messrs. Davoli, O'Connor and Strohm served as members of the Compensation Committee. None of these individuals has served at any time as one of the Company's officers or employees. Prior to the establishment of the Compensation Committee, all decisions relating to executive compensation were made by the Board. For a description of the transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see "Certain Transactions". None of the company's executive officers serve as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board or Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1995 Plan.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities which are based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

     The Company retains the services of an independent compensation consulting firm to advise the Committee as to how the Company's executive compensation levels compare to those of companies within and outside of the industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1998 Fiscal Year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the Compensation Committee reviewed published compensation survey data for its industry. The base salary for each officer reflects the salary levels for comparable positions in the published surveys, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and
(ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers.

     Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (approximately 50% for the 1998 Fiscal Year) but is adjusted to reflect the actual financial performance of the Company in comparison to the Company's business plan. The other executive officers of the Company are also awarded incentive compensation based on achievement of sales quotas or bonuses equal to a percentage of base salary on the basis of the Company's performance and attainment of individual goals. Based on the Company's performance for the Fiscal Year 1998, bonuses were awarded to the executive officers named in the Summary Compensation Table in the indicated amounts.

     Long Term Incentives. Generally, stock option grants are made annually by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Options generally vest in equal annual installments over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

     CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for the 1998 Fiscal Year, the Compensation Committee sought to make that compensation competitive with the compensation paid to the chief executive officers of the companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

     The Compensation Committee adjusted Mr. Noonan's base salary for the 1998 Fiscal Year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Noonan base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors.

     The remaining components of Mr. Noonan's 1998 Fiscal Year compensation, however, were primarily dependent upon the Company's performance. Mr. Noonan was eligible for and was paid a $95,000 cash bonus for the 1998 Fiscal Year based upon the Company's attainment of sales goals. The Compensation Committee awarded a stock option grant to Mr. Noonan in Fiscal Year 1998 in order to provide him with an equity incentive to continue contributing to the financial success of the Company. The option will have value for Mr. Noonan only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made. Mr. Noonan's options vest as described in footnotes 2 and 3 to the "Option Grants in 1998" table at page 20.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1998 Fiscal Year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for its 1999 fiscal year will exceed that limit. The Company's 1995 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                          Robert E. Davoli
                                          Kevin J. O'Connor
                                          David N. Strohm

STOCK PERFORMANCE GRAPH

     The graph depicted below shows a comparison of cumulative total stockholder returns for the Company and the Nasdaq Computers and Data Processing Services Index.
                                [GRAPH TO COME]

---------------
(1) The graph covers the period from March 24, 1998 (the first day of trading after the Company's initial public offering of shares of its Common Stock) to December 31, 1998.
(2) The graph assumes that $100 was invested in the Company's Common Stock on March 24, 1998, and in the Nasdaq Computers and Data Processing Services Index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.
(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

     In addition to the indemnification provisions contained in the Company's Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

     All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1998 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners except as set forth below.

     Form 3's for all reporting person were filed in April 1998, several days after the date on which they were due. Mr. Bodman failed to report an acquisition of the Company's Common Stock in connection with the Company's initial public offering, and accordingly amended his March Form 4 in December 1998. Mr. Davoli and Mr. J. Burgess Jamieson, each a partner of Sigma Management III, L.P., failed to report certain transactions in the Common Stock accurately, and they accordingly amended their October Form 4's in December 1998. Mr. Strohm failed to make a required disclosure to a transaction in the Company's Common Stock on his November Form 4, so he accordingly amended that Form 4 in March 1999.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent public auditors for the Company during the 1998 Fiscal Year, to serve in the same capacity for the year ending December 31, 1999. The Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                          ANNUAL REPORT AND FORM 10-K

     A copy of the Annual Report of the Company for the 1998 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. In addition, the Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about February 17, 1999 a copy of which is included herewith.

                                          The Board of Directors of ISS Group,
                                          Inc.

Dated: April 1, 1999

                                ISS GROUP, INC.
                                     PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 25, 1999

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ISS GROUP, INC.

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 25, 1999 and the Proxy Statement and appoints Richard Macchia and Jon Ver Steeg, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock or Preferred Stock of ISS Group, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346 on Tuesday, May 25, 1999 at 9:00 A.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1. To elect directors to serve for a three-year term ending in the year 2000 or until a successor is duly elected and qualified;

                                              FOR          WITHHOLD AUTHORITY TO VOTE
Richard S. Bodman                             [ ]               [ ]
Kevin J. O'Connor                             [ ]               [ ]

2. To approve a series of amendments to the Company's Restated 1995 Stock Incentive Plan (the "1995 Plan"), reducing the number of shares granted to non-employee directors under the 1995 Plan's Automatic Option Grant Program and changing their vesting;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. To approve an Employee Stock Purchase Plan (the "Purchase Plan") and authorize the number of shares of Common Stock to be reserved thereunder for issuance over the term of the Purchase Plan;

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

                          (Continued on Reverse Side)

4. To approve an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 120,000,000 and delete the designations for the Company's Series A Preferred Stock and Series B Preferred Stock, none of which are outstanding.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

5. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

  The Board of Directors recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSALS.

                                                Date:
                                                ------------------------- , 1999

                                                Please print the name(s)
                                                appearing on each share
                                                certificate(s) over which you
                                                have voting authority:

                                                --------------------------------

                                                --------------------------------
                                                 (Print name(s) on certificate)

                                                Please sign your name:

                                                --------------------------------
                                                   (Authorized Signature(s))

                                ISS GROUP, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

         I.       PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of ISS Group, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.      ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

         III.     STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued in the aggregate under the Plan and the International Plan shall not exceed Four Hundred Thousand (400,000) shares. The number of shares available in the aggregate under the Plan and the International Plan shall increase on the first trading day of each calendar year beginning in the year 2000 by 50,000 shares.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities by which the share reserve will increase each year, (iii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

         IV.      PURCHASE PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B.       Each purchase period shall have a duration of six
(6) months. Purchase periods shall run from the first business day in February to the last business day in July each year and from the first business day in August to the last business day in January of the following year. However, the first purchase period shall commence on the Effective Date and terminate on the last business day in January 2000.

         V.       ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of any purchase period under the Plan may enter that purchase period on such start date.

                  B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

         VI.      PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the purchase period. The Participant may not increase his or her rate of payroll deduction during a purchase period. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

                  B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

         VII.     PURCHASE RIGHTS

                  A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for that purchase period.

                  C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

                  D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed the lesser of (i) 1,500 shares or (ii) the number of shares determined by dividing Five Thousand Dollars ($5,000) by the purchase price in effect for that Purchase Date and such number shall in no event exceed 1,500 shares.

                  E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                  F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                           (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall be refunded as soon as possible.

                           (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

                           (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. Should the Participant cease to remain in active service by reason of an approved unpaid leave of absence all of the Participant's payroll deductions for the purchase period in which the approved unpaid leave of absence began shall be immediately refunded. In no event shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant's leave of absence exceed ninety (90) days and his or her re-employment rights not be guaranteed by either statute or contract, then the Participant's status as an Eligible Employee will be deemed to terminate on the ninety-first
         (91st) day of that leave, and such Participant's purchase right for the purchase period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

                  G. CHANGE IN CONTROL. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control by applying the payroll deductions of each Participant for the purchase period in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Change in Control occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

                  H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                  I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                  J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

         VIII.    ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                           (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the period on which such right is granted.

                           (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.      EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on March 31, 1999 and shall become effective on the Effective Date, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial purchase period hereunder shall be refunded.

                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009,
(ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

         X.       AMENDMENT/TERMINATION OF THE PLAN

                  A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any purchase period. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

                  B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify eligibility requirements for participation in the Plan.

         XI.      GENERAL PROVISIONS

                  A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  B.       All costs and expenses incurred in the
administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

                  C. The provisions of the Plan shall be governed by the laws of the State of Georgia without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE

                                ISS Group, Inc.
                        Internet Security Systems, Inc.
                         ISS Investment Holdings, Inc.

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. BASE SALARY shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more Purchase Periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Base Salary shall not include overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments or any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

                  B. BOARD shall mean the Corporation's Board of Directors.

                  C. CHANGE IN CONTROL shall mean any of the following transactions effecting a change in ownership or control of the Corporation:

                           (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                           (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

                  D. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  E. COMMON STOCK shall mean the Corporation's common stock.

                  F. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.



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                  G.       CORPORATION shall mean ISS Group, Inc., a Delaware
corporation, and any corporate successor to all or substantially all of the assets or voting stock of ISS Group, Inc. which shall by appropriate action adopt the Plan.

                  H. EFFECTIVE DATE shall mean July 1, 1999. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

                  I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

                  J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  K. INTERNATIONAL PLAN shall mean the Corporation's 1999 International Employee Stock Purchase Plan.

                  L. 1933 ACT shall mean the Securities Act of 1933, as amended.

                  M. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                  N. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                  O. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.



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

                  P. PLAN shall mean the Corporation's 1999 Employee Stock Purchase Plan, as set forth in this document.

                  Q.       PLAN ADMINISTRATOR shall mean the committee of two
(2) or more Board members appointed by the Board to administer the Plan.

                  R. PURCHASE DATE shall mean the last business day of each purchase period. The initial Purchase Date shall be January 31, 2000.

                  S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.



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